Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 5, 2007, among ENERSYS, a Delaware corporation (“Holdings”), ENERSYS CAPITAL INC., a Delaware corporation (the “Borrower”), the lenders from time to time party to the Credit Agreement referred to below (the “Lenders”) and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and Bank of America, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

WITNESSETH:

WHEREAS, Holdings, the Borrower, the Lenders, the Administrative Agent, Morgan Stanley Senior Funding, Inc., as Syndication Agent, and Lehman Commercial Paper Inc., as Documentation Agent, are parties to a Credit Agreement, dated as of March 17, 2004 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend or otherwise modify certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, IT IS AGREED:

Amendments to Credit Agreement.

Section 1.01 of the Credit Agreement is hereby amended by inserting the following new clause (f) immediately following clause (e) of said Section:

“(f) (A) Subject to and upon the terms and conditions set forth herein, (i) each Consenting New 2007 Term Lender severally agrees to convert (the “New 2007 Term Loan Conversion”), on the Fourth Amendment Effective Date, New Term Loans of such Consenting New 2007 Term Lender outstanding on the Fourth Amendment Effective Date (immediately prior to giving effect thereto) in an aggregate principal amount equal to the Converted New 2007 Term Loan Amount of such Consenting New 2007 Term Lender into new term loans hereunder owing by the Borrower (each such term loan, a “Converted New 2007 Term Loan” and, collectively, the “Converted New 2007 Term Loans”) and (ii) each Lender with a New 2007 Term Loan Commitment severally agrees to make, on the Fourth Amendment Effective Date, a term loan or term loans (each, an “Additional New 2007 Term Loan” and, collectively, the “Additional New 2007 Term Loans”, and, together with the Converted New 2007 Term Loans, the “New 2007 Term Loans”) to the Borrower, which New 2007 Term Loans:

(i) shall be incurred by the Borrower pursuant to a single drawing on the Fourth Amendment Effective Date for the purposes described in Section 7.05(f);

(ii) shall be denominated in U.S. Dollars;

(iii) except as hereafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that, (x) except as otherwise specifically provided in Section 1.10(b), all New 2007 Term Loans made as part of the same Borrowing shall at all times consist of New 2007 Term Loans of the same Type and (y) Borrowings of New 2007 Term Loans on the Fourth Amendment Effective Date shall be subject to the rules set forth in clause (B) of this Section 1.01(f) below; and

(iv) shall not exceed for any Lender, in initial principal amount, that amount which equals the sum of (x) the Converted New 2007 Term Loan Amount of such Lender plus (y) the New 2007 Term Loan Commitment of such Lender (if any) as in effect on the Fourth Amendment Effective Date (before giving effect to the termination thereof on such date pursuant to Section 3.03(g)).

Once repaid, New 2007 Term Loans incurred hereunder may not be reborrowed.

(B)(i) The Interest Period applicable to each Borrowing of New Term Loans existing on the Fourth Amendment Effective Date immediately prior to the New 2007 Term Loan Conversion and maintained as Eurodollar Loans shall, simultaneously with the occurrence of the New 2007 Term Loan Conversion, be broken and (ii) the New 2007 Term Loans shall be initially incurred or continued, as the case may be, pursuant to seven new Borrowings with (x) Interest Periods maintained in accordance with the following sentence and (y) the Lenders with outstanding New 2007 Term Loans (after giving effect to the New Term Loan Conversion and the incurrence of Additional New 2007 Term Loans pursuant to Section 1.01(f)(A)) to participate in each such new Borrowing of New 2007 Term Loans on a pro rata basis (based upon their respective New 2007 Term Loan Borrowing Amounts as in effect on the Fourth Amendment Effective Date). Notwithstanding anything to the contrary contained in Sections 1.06, 1.08(f) and 1.09 of the Credit Agreement and the definitions of “Eurodollar Rate” and “Interest Period” contained therein, (i) $60.0 million of principal of New 2007 Term Loans shall be continued or incurred, as the case may be, pursuant to a Borrowing of Eurodollar Loans on the Fourth Amendment Effective Date subject to an interest period commencing on the Fourth Amendment Effective Date and ending on February 22, 2007 (with the Eurodollar Rate for such interest period to be determined by the Administrative Agent on the Interest Determination Date therefor in accordance with the definition of “Eurodollar Rate” as if such interest period were a one-month period), (ii) an additional $68.0 million of principal of New 2007 Term Loans shall be continued or incurred, as the case may be, pursuant to a Borrowing of Eurodollar Loans on the Fourth Amendment Effective Date subject to an interest period commencing on the Fourth Amendment Effective Date and ending on May 8, 2007 (with the Eurodollar Rate for such interest period to be determined by the Administrative Agent on the Interest Determination Date therefor in accordance with the definition of “Eurodollar Rate” as if such interest period were a three-month period), (iii) an additional $75.0 million of principal of New 2007 Term Loans shall be continued or incurred, as the case may be, pursuant to a Borrowing of Eurodollar Loans on the Fourth Amendment Effective Date subject to an interest period commencing on the Fourth Amendment Effective Date and ending on March 22, 2007 (with the Eurodollar Rate for such interest period to be determined by the Administrative Agent on the Interest Determination Date therefor in accordance with the definition of “Eurodollar Rate” as if such interest period were a two-month period), and (iv) the remaining $152,875,000 of principal of New 2007 Term Loans shall be continued or incurred, as the case may be, pursuant to up to four separate Borrowings of Eurodollar Loans on the Fourth Amendment Effective Date (in amounts determined by the Borrower) subject to an interest period commencing on the Fourth Amendment Effective Date of such duration as may be elected by the Borrower in accordance with the requirements of Section 1.09. The Interest Periods described in clauses (i), (ii), (iii) and (iv) of the preceding sentence shall be “Interest Periods” for all purposes of the Credit Agreement.

(C) In connection with the New 2007 Term Loan Conversion and the incurrence of Additional New 2007 Term Loans pursuant to Section 1.01(f)(A), the Lenders and the Borrower hereby agree that, notwithstanding anything to the contrary contained in this Agreement, the Borrower shall be obligated to pay to the respective Lenders breakage or other costs of the type referred to in Section 1.11 (if any) incurred in connection with the New 2007 Term Loan Conversion and/or the actions taken pursuant to preceding clause (B) of this Section 1.01(f).

(D) After the Fourth Amendment Effective Date, each Consenting New 2007 Term Lender which holds a New Term Note and has not requested and received a New 2007 Term Note on the Fourth Amendment Effective Date shall be entitled to surrender such New Term Note to the Borrower against delivery of a New 2007 Term Note completed in conformity with Section 1.05; provided that if any such New Term Note is not so surrendered, then from and after the Fourth Amendment Effective Date such New Term Note shall be deemed to evidence the Converted New 2007 Term Loans into which the New Term Loans theretofore evidenced by such New Term Note have been converted.”.

Section 1.03(a) of the Credit Agreement is hereby amended by inserting the text “2007” immediately before the text “Term Loans” appearing in said Section.

Section 1.04(a) of the Credit Agreement is hereby amended by deleting the text “(II) in the case of Additional New Term Loans, each Lender with a New Term Loan Commitment will make available an amount thereof equal to its New Term Loan Commitment on the First Amendment Effective Date” appearing in the first sentence of said Section and inserting the text “(II) in the case of Additional New 2007 Term Loans, each Lender with a New 2007 Term Loan Commitment will make available an amount thereof equal to its New 2007 Term Loan Commitment on the Fourth Amendment Effective Date)” in lieu thereof.

Section 1.05(a) of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing prior to the text “(iv)” appearing in said Section and inserting a comma in lieu thereof and (ii) inserting the following new text before the period at the end of said Section:

“and (v) if New 2007 Term Loans, by a promissory note substantially in the form of Exhibit B-5 with blanks appropriately completed in conformity herewith (each, a “New 2007 Term Note” and, collectively, the “New 2007 Term Notes”).”.

Section 1.05 of the Credit Agreement is hereby further amended by inserting the following clause (h) at the end of said Section:

“(h) The New 2007 Term Note issued to each Lender with a New 2007 Term Loan Commitment shall (i) be executed by the Borrower, (ii) be payable to such Lender or its registered assigns and be dated the Fourth Amendment Effective Date (or, in the case of any New 2007 Term Note issued after the Fourth Amendment Effective Date, the date of issuance thereof), (iii) be in a stated principal amount equal to the sum of the New 2007 Term Loan Commitment of such Lender on the Fourth Amendment Effective Date before giving effect to any reductions thereto on such date plus the aggregate principal amount of all Converted New 2007 Term Loans of such Lender on the Fourth Amendment Effective Date (or, in the case of any New 2007 Term Note issued after the Fourth Amendment Effective Date, in a stated principal amount equal to the outstanding principal amount of the New 2007 Term Loans of such Lender on the date of issuance thereof) and be payable in the principal amount of New 2007 Term Loans evidenced thereby from time to time, (iv) mature on the New 2007 Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary repayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.”.

Section 1.07 of the Credit Agreement is hereby amended by (i) deleting the text “New Term Loans” in said Section and inserting the text “New

2007 Term Loans” in lieu thereof and (ii) deleting the text “New Term Loan Borrowing Amounts” appearing in said Section and inserting the text “New 2007 Term Loan Borrowing Amounts” in lieu thereof.

Section 1.09 of the Credit Agreement is hereby amended by (i) deleting the text “and” appearing after the text “Section 1.01(b)(ii)” and inserting a comma in lieu thereof, (ii) inserting the text “and 1.01(f)(ii)” immediately following the text “1.01(e)(ii)” appearing in said Section and (iii) inserting the text “2007” immediately before each appearance of the text “Term Loan Scheduled Repayment” appearing in said Section.

Sections 1.13 and 3.02(b) of the Credit Agreement are hereby amended by inserting the text “2007” immediately before each appearance of the text “Term” appearing in said Sections.

Section 3.03 of the Credit Agreement is hereby amended by (i) inserting the text “, the Total New 2007 Term Loan Commitment” immediately after the text “Total New Term Loan Commitment” appearing in clause (e) of said Section, (ii) inserting the text “, the New 2007 Term Loan Commitment” immediately after the text “New Term Loan Commitment” appearing in clause (e) of said Section and (iii) inserting the following new clause (g) immediately following clause (f) of said Section:

“(g) The Total New 2007 Term Loan Commitment (and the New 2007 Term Loan Commitment of each Lender) shall terminate in its entirety on the Fourth Amendment Effective Date (after giving effect to the making of Additional New 2007 Term Loans on such date).”.

Section 4.01 of the Credit Agreement is hereby amended by (i) inserting the text “, New 2007 Term Loans” immediately after the first appearance of the text “Swingline Loans” appearing in said Section, (ii) inserting the text “New 2007 Term Loans,” immediately after the text “New Term Loans” appearing in subclause (i) of said Section, (iii) inserting the text “, New 2007 Term Loans” immediately after the text “Revolving Loans” appearing in subclause (ii) of said Section, (iv) inserting the text “2007” immediately before each appearance of the text “Term” appearing in subclause (v) of said Section and, (v) inserting the text “2007” immediately before each appearance of the text “Term Loan Scheduled Repayments” appearing in subclause (v) of said Section.

Section 4.02(b) of the Credit Agreement is hereby amended by inserting the following new text at the end of said Section:

“(iii) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of New 2007 Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(i), a “New 2007 Term Loan Scheduled Repayment”):

New 2007 Term Loan Scheduled Repayment Date	Amount

March 31, 2007	$889,687.50
June 30, 2007	$889,687.50
September 30, 2007	$889,687.50
December 31, 2007	$889,687.50

March 31, 2008	$889,687.50
June 30, 2008	$889,687.50
September 30, 2008	$889,687.50
December 31, 2008	$889,687.50

March 31, 2009	$889,687.50
June 30, 2009	$889,687.50
September 30, 2009	$889,687.50
December 31, 2009	$889,687.50

March 31, 2010	$889,687.50
June 30, 2010	$889,687.50
September 30, 2010	$889,687.50
December 31, 2010	$889,687.50

New 2007 Term Loan Maturity Date	$341,640,000.00

Section 4.02(d) of the Credit Agreement is hereby amended by deleting the text “Third Amendment Effective Date” appearing in sub-clause (i) of said Section and inserting the text “Fourth Amendment Effective Date” in lieu thereof.

Notwithstanding anything to the contrary contained in Section 4.02(d) of the Credit Agreement or elsewhere in the Credit Agreement, the proceeds of all Additional New 2007 Term Loans shall be applied on the Fourth Amendment Effective Date (as defined below) exclusively for the purposes described in Section 7.05(f).

Section 4.02(h) of the Credit Agreement is hereby amended by inserting the text “2007” immediately before each appearance of the text “Term” appearing in said Section.

Section 7.05 of the Credit Agreement is hereby amended by inserting the following new clause (f) at the end of said Section:

“(f) All proceeds of the Additional New 2007 Term Loans shall be used on the Fourth Amendment Effective Date to repay in full principal of all outstanding New Term Loans of Non-Consenting New 2007 Term Lenders (if any), pay all accrued and unpaid interest on all then outstanding New Term Loans and pay all fees and expenses owing in connection with the Fourth Amendment.”.

Section 8.16 of the Credit Agreement is hereby amended by (i) inserting the text “(or, after the repayment thereof, New 2007 Term Loans)” immediately after the text “New Term Loans” appearing in clause (a) of said Section and (ii) inserting the text “2007” immediately before each appearance of the text “Term” appearing in clauses (b) and (c) of said Section.

Section 8 of the Credit Agreement is hereby further amended by inserting the following new text at the end of said Section:

“Section 8.21 Fourth Amendment Mortgage Amendments. Within 60 days following the Fourth Amendment Effective Date (or such later date not to exceed 120 days following the Fourth Amendment Effective Date as may be agreed by the Collateral Agent in its sole discretion), unless otherwise agreed by the Collateral Agent in its sole discretion, the Borrower shall have delivered to the Collateral Agent, or caused to be delivered to the Collateral Agent, (i) fully executed counterparts of amendments (the “Fourth Amendment Mortgage Amendments”), in form and substance reasonably satisfactory to the Collateral Agent, to each of the Mortgages covering the Mortgaged Properties, together with evidence that counterparts of each of the Fourth Amendment Mortgage Amendments have been delivered to the title company insuring the Lien on the Mortgages for recording in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to maintain a valid and enforceable perfected mortgage lien superior to and prior to the rights of all third parties and subject to no other Liens (other than Permitted Encumbrances) in favor of the Collateral Agent for the benefit of the Secured Creditors securing all of the Obligations (including the New 2007 Term Loans) and (ii) at the request of the Collateral Agent, endorsements of the authorized issuing agent for title insurers reasonably satisfactory to the Collateral Agent to each Mortgage Policy assuring the Collateral Agent that each Mortgage is a valid and enforceable first priority mortgage lien on the respective Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Encumbrances.”.

Section 9.11 of the Credit Agreement are hereby amended by inserting the text “2007” immediately before each appearance of the text “Term” appearing in said Section.

The definition of “Applicable Margin” appearing in Section 11 of the Credit Agreement is hereby amended by (i) inserting the text “(u) in the case of New

2007 Term Loans (A) maintained as Base Rate Loans, 0.75% and (B) maintained as Eurodollar Loans, 1.75%;” immediately before subclause (ii)(v) of the first sentence of said definition, (ii) deleting the text “and New Term Loans)” appearing in the second sentence of said definition and inserting the text “, New 2007 Term Loans and New Term Loans) or the Commitment Fee” in lieu thereof, (iii) inserting the text “or the Commitment Fee, as the case may be,” immediately after each appearance of the text “Tranche (and Type) of Loans” and each appearance of the text “Tranche and Type of Loan”, in each case appearing in said definition, (iv) inserting the following new clause (w) prior to clause (x) of the last sentence appearing in said definition:

“(w) at any time the Borrower shall cease to maintain both a corporate family rating of Ba3 or higher from Moody’s and a corporate rating of BB or higher from S&P, then the “Applicable Margin” for New 2007 Term Loans at such time shall be (A) if maintained as Base Rate Loans, 1.00% and (B) if maintained as Eurodollar Loans, 2.00%,”; and

(v) inserting the following new sentence at the end of said definition:

“It is understood and agreed that the Applicable Margin (as defined in this Agreement prior to the Fourth Amendment Effective Date) shall apply for all periods prior to the Fourth Amendment Effective Date and the Applicable Margin (as defined in this Agreement on and after the Fourth Amendment Effective Date) shall apply for all periods on and after the Fourth Amendment Effective Date.”.

The definition of “Borrowing” appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the text “and” immediately before the text “(y)” appearing in said definition and inserting a comma in lieu thereof and (ii) inserting the text “and (z) the term “Borrowing” shall include each consolidated “borrowing” of New 2007 Term Loans pursuant to the simultaneous conversion of New Term Loans and the incurrence of Additional New 2007 Term Loans on the Fourth Amendment Effective Date on the terms provided in Section 1.01(f)” immediately prior to the period appearing at the end of said definition.

The definition of “Commitment” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “, New 2007 Term Loan Commitment” immediately after the text “New Term Loan Commitment” appearing in said definition.

The definition of “Excess Cash Flow” appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text of subclause (b)(x) of said definition in its entirety and inserting the text “required as a result of a Scheduled Repayment, a New Term Loan Scheduled Repayment or a New 2007 Term Loan Scheduled Repayment under Section 4.02(b)” in lieu thereof.

The definition of “Loan” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “each New 2007 Term Loan,” immediately before the text “each New Term Loan” appearing in said definition.

The definition of “Maturity Date” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “the New 2007 Term Loan Maturity Date,” immediately before the text “the New Term Loan Maturity Date” appearing in said definition.

The definition of “Minimum Borrowing Amount” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “2007” immediately before the appearance of the text “Term Loans” appearing in said definition.

The definition of “Net Cash Proceeds” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “, New 2007 Term Loans” immediately before the text “or New Term Loans” appearing in said definition.

The definition of “Note” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “each New 2007 Term Note,” immediately after the text “New Term Note,” appearing in said Section.

The definition of “Required Lenders” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “New 2007 Term Loans,” immediately before each appearance of the text “New Term Loans” in said definition.

The definition of “Screen Rate” appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text “Telerate” appearing in said definition and inserting the text “Reuters” in lieu thereof.

The definition of “Total Commitment” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “the Total New 2007 Term Loan Commitment,” immediately before the text “the Total New Term Loan Commitment” appearing in said definition.

Section 11 of the Credit Agreement is hereby further amended by (i) deleting the definition of “Tranche” appearing in said Section and (ii) inserting in the appropriate alphabetical order the following new definitions:

“Additional New 2007 Term Loans” shall have the meaning provided in Section 1.01(f).

“Consenting New 2007 Term Lender” shall mean each Lender holding outstanding New Term Loans that has (x) theretofore executed and delivered a counterpart of the Fourth Amendment to the Administrative Agent on or prior to 5:00 P.M. (New York time) on February 5, 2007 and (y) specifically notified the Administrative Agent of its desire to convert its New Term Loans into Converted New 2007 Term Loans pursuant to Section 1.01(f)(A).

“Converted New 2007 Term Loan Amount” shall mean, with respect to each Lender, the amount set forth opposite such Lender’s name in Schedule I directly below the column entitled “Converted New 2007 Term Loan Amount”.

“Converted New 2007 Term Loans” shall have the meaning provided in Section 1.01(f).

“Fourth Amendment” shall mean the Fourth Amendment to the Credit Agreement, dated as of February 5, 2007, among Holdings, the Borrower, the Lenders and the Administrative Agent.

“Fourth Amendment Effective Date” shall have the meaning provided in the Fourth Amendment to Credit Agreement, dated as of February 5, 2007, among Holdings, the Borrower, the Lenders and the Administrative Agent.

“Fourth Amendment Mortgage Amendments” shall have the meaning provided in Section 8.21.

“New 2007 Term Loan Borrowing Amount” shall mean, with respect to each Lender, the amount set forth opposite such Lender’s name in Schedule I directly below the column entitled “New 2007 Term Loan Borrowing Amount”, as the same may be (x) reduced from time to time as a result of prepayments and repayments pursuant to Section 4.01, Section 4.02 and/or Section 10 or (y) adjusted from time to time as a result of assignments of New 2007 Term Loans to or from such Lender pursuant to Section 1.13 or 13.04(b).

“New 2007 Term Loan Commitment” shall mean, with respect to each Lender, the amount set forth opposite such Lender’s name in Schedule I directly below the column entitled “New 2007 Term Loan Commitment,” as the same may be reduced or terminated pursuant to Section 3.03 and/or Section 10 or otherwise modified pursuant to Section 1.13 and/or Section 13.04(b).

“New 2007 Term Loan Maturity Date” shall mean March 17, 2011.

“New 2007 Term Loan Scheduled Repayment” shall have the meaning provided in Section 4.02(b)(iii).

“New 2007 Term Loans” shall have the meaning provided in Section 1.01(f).

“New 2007 Term Note” shall have the meaning provided in Section 1.05(a).

“New 2007 Term Loan Conversion” shall have the meaning provided in Section 1.01(f).

“Non-Consenting New 2007 Term Lender” shall mean each Lender that is not a Consenting New 2007 Term Lender.

“Total New 2007 Term Loan Commitment” shall mean, at any time, the sum of the New 2007 Term Loan Commitments of each of the Lenders at such time.

“Tranche” shall mean the respective facility and commitments utilized in making Loans hereunder, with there being three separate Tranches: (i) New 2007 Term Loans, (ii) Revolving Loans and (iii) Swingline Loans.

Section 13.01(a) of the Credit Agreement is hereby amended by (i) inserting the text “2007” immediately before the text “Term Loans” appearing in clause (z) of the second proviso appearing in said Section and (ii) inserting the text “2007” immediately before the text “Term Loan Scheduled Repayment” appearing in clause (z) of the second proviso appearing in said Section.

Section 13.07(b) of the Credit Agreement is hereby amended by inserting the text “2007” immediately before the text “Term Loans” appearing in said Section.

Schedule I to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Schedule I in the form of Schedule I attached hereto.

Exhibits A-1, A-2 and K to the Credit Agreement are hereby amended by inserting the text “2007” immediately before each appearance of the text “Term” appearing is said Exhibits.

The Credit Agreement is hereby further amended by adding thereto new Exhibit B-5 in the form of Exhibit B-5 attached hereto.

Miscellaneous Provisions.

In order to induce the Lenders to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

no Default or Event of Default exists as of the Fourth Amendment Effective Date, both before and after giving effect to this Amendment;

all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date);

concurrently with the effectiveness of this Fourth Amendment, the proceeds of the Additional New 2007 Term Loans shall be applied by the Borrower as required by Section 7.05(f) of the Credit Agreement (as amended hereby).

This Amendment is limited as specified and shall not constitute a modification, acceptance, consent to deviation from or waiver of any other provision of the Credit Agreement or any other Credit Document.

This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

This Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) Holdings, the Borrower, Lenders constituting the Required Lenders and each Lender with a New 2007 Term Loan Commitment and/or converting New Term Loans into Converted New 2007 Term Loans pursuant to the New 2007 Term Loan Conversion shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip-Daniels (facsimile number 212-354-8113);

(ii) there shall have been delivered to the Administrative Agent for the account of each Consenting New 2007 Term Lender and each Lender with a New 2007 Term Loan Commitment which has requested same, an appropriate New 2007 Term Note executed by the Borrower in each case in the amount, maturity and otherwise as provided in the Credit Agreement;

(iii) (x) all accrued and unpaid interest on all New Term Loans shall have been paid in full (regardless of whether or not the Credit Agreement otherwise requires a payment of such interest at such time), (y) all fees, costs and expenses with respect to the New Term Loans shall have been paid in full and (z) the principal of all outstanding New Term Loans of Non-Consenting New 2007 Term Lenders shall have been repaid in full;

(iv) there shall have been delivered to Administrative Agent copies of resolutions of the board of directors of each Credit Party approving and authorizing the execution, delivery and performance of this Fourth Amendment and the Credit Documents as amended by this Fourth Amendment, certified as of the Fourth Amendment Effective Date by the corporate secretary or an assistant secretary of such Credit Party as being in full force and effect without modification or amendment; and

(v) an opinion of counsel from each of Skadden, Arps, Slate, Meagher & Flom LLP and Frank Macerato, General Counsel to the Borrower, each in form and substance reasonably satisfactory to the Administrative Agent and covering such matters in connection with this Amendment and the transactions contemplated hereby as the Administrative Agent may reasonably request.

By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans (including, without limitation, the New 2007 Term Loans) shall be fully guaranteed pursuant to the Subsidiaries Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Security Documents.

From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*         *         *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

ENERSYS

By:	/s/ Michael G Hastings
Name:	Michael G Hastings
Title:	Vice President Treasurer & Assistant Secretary

ENERSYS CAPITAL INC.

By:	/s/ Michael G Hastings
Name:	Michael G Hastings
Title:	Treasurer & Assistant Secretary

BANK OF AMERICA, N.A, as Administrative Agent

By:	/s/ Charles D. Graber
Name:	Charles D. Graber
Title:	Vice President

BANK OF AMERICA, N.A., Individually

By:	/s/ Coleigh McKay
Name:	Coleigh McKay
Title:	Vice President

MORGAN STANLEY SENIOR FUNDING, INC., Individually and as Syndication Agent

By:
Name:
Title:

LEHMAN COMMERCIAL PAPER INC.,
Individually and as Documentation Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., in its capacity as a Lender with a New 2007 Term Loan Commitment (and not as a Consenting New 2007 Term Lender)

By:
Name:
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT, DATED AS OF FEBRUARY 5, 2007, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION

By:
Name:
Title:

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Fourth Amendment, hereby consents to the entering into of the Fourth Amendment and agrees to the provisions thereof (including, without limitation, Part III, Section 6 thereof).

ENERSYS DELAWARE INC.

By:	/s/ Michael G Hastings
Name:	Michael G Hastings
Title:	Treasurer & Assistant Secretary

HAWKER POWER SYSTEMS, INC.

By:	/s/ Michael G Hastings
Name:	Michael G Hastings
Title:	Treasurer & Assistant Secretary

ENERSYS ENERGY PRODUCTS INC.

By:	/s/ Michael G Hastings
Name:	Michael G Hastings
Title:	Treasurer & Assistant Secretary

HAWKER POWERSSOURCE, INC.

By:	/s/ Michael G Hastings
Name:	Michael G Hastings
Title:	Treasurer & Assistant Secretary

ENERSYS ADVANCED SYSTEMS INC.

By:	/s/ Michael G Hastings
Name:	Michael G Hastings
Title:	Treasurer & Assistant Secretary

ESFINCO, INC.

By:	/s/ John Phillips
Name:	John Phillips
Title:	Vice President Treasurer

ESRMCO, INC.

By:	/s/ John Phillips
Name:	John Phillips
Title:	Vice President Treasurer

NEW PACIFICO REALTY, INC.

By:	/s/ Michael G Hastings
Name:	Michael G Hastings
Title:	Treasurer

SCHEDULE I

List of Lenders and Commitments

[as on file with the Administrative Agent]

EXHIBIT B-5

FORM OF NEW 2007 TERM NOTE

U.S. $	New York, New York
,

FOR VALUE RECEIVED, ENERSYS CAPITAL INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the order of [                    ] (the “Lender”), in lawful money of the United States of America in immediately available funds, at the Payment Office (as defined in the Agreement referred to below) initially located at Mailcode NC1-001-15-04, 101 North Tryon Street, Charlotte, NC 28255 on the New 2007 Term Loan Maturity Date (as defined in the Agreement) the principal sum of                              DOLLARS ($            ) or, if less, the unpaid principal amount of all New 2007 Term Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement, payable at such times and in such amounts as are specified in the Agreement.

The Borrower promises also to pay interest on the unpaid principal amount of each New 2007 Term Loan made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

This Note is one of the New 2007 Term Notes referred to in the Credit Agreement, dated as of March 17, 2004, among EnerSys, the Borrower, the lenders from time to time party thereto (including the Lender), Lehman Commercial Paper Inc., as Documentation Agent, Morgan Stanley Senior Funding, Inc., as Syndication Agent, and Bank of America, N.A., as Administrative Agent (as amended, restated, modified and/or supplemented from time to time, the “Agreement”) and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Guaranties (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the New 2007 Term Loan Maturity Date, in whole or in part, and New 2007 Term Loans may be converted from one Type (as defined in the Agreement) into another Type to the extent provided in the Agreement.

In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

ENERSYS CAPITAL INC.

By:
Name:
Title: